SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2009

MRV COMMUNICATIONS, INC.

(Exact name of Registrant as specified in its charter)

DELAWARE	001-11174	06-1340090
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or organization)		Identification Number)

20415 Nordhoff Street, Chatsworth, CA  91311

(Address of principal executive offices)    (Zip Code)

Registrant’s telephone number, including area code: (818) 773-0900

Not Applicable

Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On March 27, 2009, Source Photonics, Inc. (“Source Photonics’), a Delaware corporation and wholly-owned subsidiary of MRV Communications, Inc. (the “Registrant”), LuminentOIC, Inc., a Delaware corporation and wholly-owned subsidiary of Source Photonics (“LuminentOIC”), Fiberxon, Inc., a Delaware corporation and wholly-owned subsidiary of the Registrant (“Fiberxon”), and Fiberxon (Macao Commercial Offshore) Limited, a Macao entity and wholly-owned subsidiary of Fiberxon (“Fiberxon Macao”, together with Source Photonics, LuminentOIC and Fiberxon, the “Borrowers”), entered into a Second Amendment to Loan and Security Agreement (the “Amendment”) with Silicon Valley Bank (the “Bank”), which amends that certain Loan and Security Agreement, by and between the Bank and the Borrowers, dated as of April 7, 2008, as amended.

The Amendment extends by a year the maturity date of the $15.0 million working capital loan facility that was previously disclosed in a Current Report on Form 8-K filed by the Registrant with the SEC on April 11, 2008 and attached as an Exhibit 10.1 to that Report.  The loan facility’s new maturity date is April 5, 2010.  The Borrowers paid a $50,000 facility fee for the extension, and also reduced a maximum subfacility amount applicable only to Fiberxon Macao from $7.5 million to $5 million.

The foregoing disclosure of the Amendment is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           See information disclosed in Item 8.01 of this Report.  Registrant does not consider the temporary reductions to the compensation arrangements of named executive officers designated under paragraph (a)(3) of Item 402 of Regulation S-K (“NEOs”) disclosed in Item 8.01 to be material in amount or significance to Registrant so as to require disclosure of such information in response to Item 5.02(e) of Form 8-K.  However, to the extent that the information reported under Item 8.01 of this Form 8-K relating to Registrant’s NEOs is considered material, then Registrant hereby incorporates into this Item by this reference the information relating to NEOs disclosed in Item 8.01 of this Form 8-K.

Item 8.01 Other Events

Each of Registrant’s directors, NEOs (other than Near Margalit, Chief Executive Officer of Source Photonics, who is unaffected by the matters reported herein) and certain other employees, received a temporary 10 percent reduction in directors’ fees and base salary, as applicable, effective on March 23, 2009.  The temporary reduction will be reviewed in six months.

There have been no other changes in the fees payable in cash to Registrant’s directors from the amounts disclosed in Registrant’s Annual Report on Form 10-K/A for the year ended December 31, 2007 filed with the SEC on April 29, 2008 (the “2007 10-K”).

At the date of this Report, the following are Registrant’s NEOs: Noam Lotan, President and Chief Executive Officer; Shlomo Margalit, Chief Technical Officer, Chairman of the Board and Secretary; Guy Avidan; Chief Financial Officer; Near Margalit, Chief Executive Officer of Source Photonics; and Chris King, Vice President, Finance and Chief Compliance Officer.  There have been no other changes in the base salaries of those of Registrant’s NEOs serving at the date of this Report from the base salary amounts disclosed for such NEOs in Registrant’s 2007 Form 10-K.  Chris King joined Registrant in January 2008 and accordingly was not included as an NEO in Registrant’s 2007 10-K.  Effective on March 23, 2009, Mr. King’s annual base salary was temporarily reduced to $153,000.

Item 9.01 Financial Statements and Exhibits

(d)           Exhibits

Exhibit 10.1      Second Amendment to Loan and Security Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: April 2, 2009

MRV COMMUNICATIONS, INC.

	By:	/s/ Noam Lotan
Noam Lotan
President and Chief Executive Officer